INCOME TAXES (Details) - USD ($)	9 Months Ended	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2015
Components of net loss before income taxes consists of the following:
U.S.	$ 0	$ (2,372,510)
Canada	(2,464,747)	(3,221,396)
Net loss for the period before recovery of income taxes	$ (2,464,747)	$ (5,593,906)
Statutory rate	26.50%	35.00%
Expected income tax recovery	$ (653,158)	$ (1,957,867)
Tax rate changes and other basis adjustments	(29,109)	364,651
Stock-based compensation	0	587,381
Non-deductible expenses	193,305	57,625
Change in valuation allowance	488,962	948,210
Recovery of income taxes	$ 0	$ 0